Exhibit 99.4

ZOOM TECHNOLOGIES, INC.
PORTABLES UNLIMITED, LLC
PRO FORMA COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

Contents

Page
Pro Forma Combined Financial Statements:
Pro Forma Combined Balance Sheet as of September 30, 2011 (unaudited)	2
Pro Forma Combined Statements of Operations for the nine months ended September 30, 2011 (unaudited)	4
Pro Forma Combined Statements of Operations for the year ended December 31, 2010 (unaudited)	5
Notes to Pro Forma Combined Financial Statements	6

ZOOM TECHNOLOGIES, INC.
PORTABLES UNLIMITED LLC
Pro Forma Combined Balance Sheet as of September 30, 2011 (unaudited)

	Portables	ZOOM	Pro Forma		Pro Forma
	Unlimited	Technologies	Adjustments	(Notes)	Combined
ASSETS	(historical)	(historical)
Current assets
Cash and equivalents	$ 1,336	$ 5,851,519	$ (1,400,000)	(a)	$ 4,452,855
Cash from financing
Restricted cash		13,855,478			13,855,478
Accounts receivable, net	1,137,716	16,888,361			18,026,077
Accounts receivables - member	142,951				142,951
Accounts receivables - related parties	2,029,609				2,029,609
Commission receivable	3,449,941				3,449,941
Due from officer	426,330				426,330
Inventories, net	1,290,437	2,296,478			3,586,915
Other receivables and prepaid expenses	214,162	444,511			658,673
Advance to suppliers		50,225,597			50,225,597
Notes receivable		940,930			940,930
Due from related parties	375,737	26,479,027			26,854,764
Deferred tax assets, net		246,486			246,486
Total current assets	9,068,218	117,228,387	(1,400,000)		124,896,606

Property, plant and equipment, net	2,218,422	4,135,079			6,353,501
Construction in progress deposit - related parties		10,111,867			10,111,867
Intangible assets	223,557	768,014			991,571
Deposits	113,853				113,853
Goodwill		10,360,306	23,930,730	(a)(b)(f)	34,291,036

TOTAL ASSETS	$ 11,624,050	$ 142,603,653	$ 22,530,730		$ 176,758,433

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Short-term loans	$ 1,455,162	$ 30,347,636			$ 31,802,798
Short-term loans - related parties	3,679,967				3,679,967
Notes payable	4,745,651	26,148,896	(4,245,651)	(c)	26,648,896
Accounts payable	7,356,109	1,323,925			8,680,034
Accounts payable - related parties	200,000				200,000
Commissions payable	3,093,764				3,093,764
Accrued expenses and other payables	1,236,715	1,299,128	2,800,000	(a)(d)(e)	5,335,843
Advance from customers		2,019,302			2,019,302
Taxes payable		5,705,597			5,705,597
Interest payable		57,205			57,205
Dividends payable		618,998			618,998
Billings in excess of revenue - R&D contracts		88,010			88,010
Due to related parties	1,057,004	3,885,951			4,942,955

Total current liabilities	22,824,373	71,494,648	(1,445,651)		92,873,369

Long-term payables		290,000			290,000
Long-term loan		12,831			12,831

TOTAL LIABILITIES	22,824,373	71,797,479	(1,445,651)		93,176,200

COMMITMENTS

STOCKHOLDERS' EQUITY
Preferred stock: authorized 1,000,000 shares, par value
$0.01 none issued and outstanding		-			-
Common stock: authorized 35,000,000 shares, par value $0.01
Issued 15,886,237 shares and outstanding 15,884,557
shares; and Issued 15,275,572 shares and outstanding
15,273,892 shares at September 30, 2011 and
December 31, 2010		158,846	43,959	(a)	202,805
Deferred expenses		(70,827)			(70,827)
Additional paid-in capital		40,951,058	6,317,873	(a)	47,268,931
Treasury shares: 1,680 shares at cost		(7,322)			(7,322)
Statutory surplus reserve		682,528			682,528
Accumulated other comprehensive income		1,884,757			1,884,757
Retained earnings		24,054,182	(1,450,000)	(d)(e)	22,604,182
Due from members	(11,108,552)		11,108,552	(b)	-
Members' deficit	(91,771)		91,771	(b)	-

TOTAL STOCKHOLDERS' EQUITY (MEMBERS' DEFICIT)	(11,200,323)	67,653,222	16,112,155		72,565,054
Noncontrolling interest		3,152,952	7,864,226	(f)	11,017,178
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 11,624,050	$ 142,603,653	$ 22,530,730		$ 176,758,433

(1) Source: unaudited financial statements of Portables Unlimited LLC as of September 30, 2011 included elsewhere in this Form 8-K.
(2) Source: unaudited financial statements of Zoom Technologies, Inc. as of September 30, 2011 included in Form 10-Q.

See accompanying notes to pro forma combined financial statements.

ZOOM TECHNOLOGIES, INC.
PORTABLES UNLIMITED, LLC
Pro Forma Combined Statement of Operations
For the 9 months ended September 30, 2011 (unaudited)

	Portables	ZOOM	Pro Forma		Pro Forma
	Unlimited	Technologies	Adjustments	(Notes)	Combined
	(historical)	(historical)

Net revenues	$ 62,943,782	$ 167,358,736			$ 230,302,518
Cost of goods sold	54,561,062	148,401,121			202,962,183

Gross profit	8,382,720	18,957,615			27,340,335

Operating expenses:
Sales, general and administrative	5,902,763	5,229,193	1,000,000	(e)	12,131,956
Research and development		4,459,110			4,459,110
Non-cash equity-based compensation		977,650			977,650
Total operating expenses	5,902,763	10,665,953	1,000,000		17,568,716

Income from operations	2,479,958	8,291,662	(1,000,000)		9,771,619

Other income (expenses)
Interest income		289,137			289,137
(Loss) on disposal of fixed assets		(8,487)			(8,487)
Government grant income		15,895			15,895
Other income		520,179			520,179
Interest expense	(643,807)	(1,695,087)			(2,338,894)
Exchange (loss)		(67,860)			(67,860)
Other expenses		(346,836)	(450,000)	(d)	(796,836)
Total other expenses	(643,807)	(1,293,059)	(450,000)		(2,386,866)

Income before income taxes and non-controlling interest	1,836,151	6,998,603	(1,450,000)		7,384,753

Income taxes		2,045,371	-	(g)	2,045,371

Income before noncontrolling interest	1,836,151	4,953,232	(1,450,000)		5,339,382
Less: Income (loss) attributable to
noncontrolling interest		(70,016)	623,768	(h)	553,752

Net income attributable to Zoom Technologies, Inc.	1,836,151	5,023,248	(2,073,768)		4,785,630

Earnings per common share		$ 0.32			$ 0.24
Diluted		$ 0.32			$ 0.24

Weighted average shares outstanding		15,845,262	4,395,930		20,241,192
Diluted		15,939,214	4,395,930		20,335,144

(1) Source: unaudited financial statements of Portables Unlimited LLC as of September 30, 2011 included elsewhere in this Form 8-K.
(2) Source: unaudited financial statements of Zoom Technologies, Inc. as of September 30, 2011 included in Form 10-Q.

See accompanying notes to pro forma combined financial statements.

ZOOM TECHNOLOGIES, INC.
PORTABLES UNLIMITED, LLC
Pro Forma Combined Statement of Operations
For the year ended December 31, 2010 (unaudited)

	Portables	ZOOM	Pro Forma		Pro Forma
	Unlimited	Technologies	Adjustments	(Notes)	Combined
	(historical)	(historical)

Net revenues	$ 121,797,252	$ 252,589,072			$ 374,386,324
Cost of goods sold	106,224,481	224,884,782			331,109,263

Gross profit	15,572,771	27,704,290			43,277,061

Operating expenses:
Sales, general and administrative	15,409,896	4,917,234	1,000,000	(e)	21,327,130
Research and development		3,251,209			3,251,209
Non-cash equity-based compensation		1,688,372			1,688,372
Total operating expenses	15,409,896	9,856,815	1,000,000		26,266,711

Income from operations	162,875	17,847,475	(1,000,000)		17,010,350

Other income (expenses)
Interest income		256,612			256,612
Government grant income		122,675			122,675
Other income		286,661			286,661
Interest expense	(705,757)	(1,391,510)			(2,097,267)
Exchange (loss)		(34,411)			(34,411)
Other expenses		(245,873)	(450,000)	(d)	(695,873)
Total other expenses	(705,757)	(1,005,846)	(450,000)		(2,161,603)

Income before income taxes and non-controlling interest	(542,882)	16,841,629	(1,450,000)		14,848,747

Income taxes	-	(3,832,772)	-	(g)	(3,832,772)

Income before noncontrolling interest	(542,882)	13,008,857	(1,450,000)		11,015,975
Less: Income (loss) attributable to
noncontrolling interest		183,253	(446,797)	(h)	(263,544)

Net income attributable to Zoom Technologies, Inc.	(542,882)	12,825,604	(1,003,203)		11,279,519

Earnings per common share		$ 1.07			$ 0.69
Diluted		$ 0.97			$ 0.64

Weighted average shares outstanding		12,035,589	4,395,930		16,431,519
Diluted		13,210,181	4,395,930		17,606,111

(1) Source: financial statements of Portables Unlimited LLC as of December 31, 2010 included elsewhere in this Form 8-K.
(2) Source: financial statements of Zoom Technologies, Inc. as of December 31, 2010 included in Form 10-K.

See accompanying notes to pro forma combined financial statements.

ZOOM TECHNOLOGIES, INC.
PORTABLES UNLIMITED LLC
Notes to Pro form Combined Financial Statements

NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma combined balance sheet presents the accounts of Zoom Technologies, Inc. ("Zoom") and Portables Unlimited LLC ("Portables") as if the acquisition of Portables by Zoom occurred on September 30, 2011. The accompanying pro forma combined statement of operations presents the accounts of Zoom and Portables for the year ended December 31, 2010, and for the nine months ended September 30, 2011 as if the acquisition occurred on January 1, 2010.

The following adjustments would be required if the acquisition occurred as indicated above:

(a)	To record the consideration paid by Zoom for 55% of Portables including:
i)

$2,735,279 in Zoom common stock by the issuance of 1,494,688 shares of Zoom common stock valued under GAAP guidelines at the closing price on October 11, 2011 which was $1.83 per share, instead of $1.67259 per shares pursuant to the agreement between Zoom and the selling owners of Portables which would have amounted to $2,500,000;

ii)	$0.5 million in note payable over 3 years;
iii)

2,901,242 shares of common stock issued at $0.8617 per share pursuant to terms of a 3(a)(10) transaction for $2,500,000 in cash which was used to pay down in notes payables due to T-Mobile USA; under GAAP guidelines such shares were valued at $1.25 per share, the closing price on December 12, 2012, which resulted in a valuation of $3,626,553;

iv)	$1,400,000 in cash which was used to pay towards notes payable due to T-Mobile USA; and
v)	payable of $1.35 million.
(b)

To record the consideration paid by Zoom for 55% of Portables as described in (a) above, plus 45% noncontrolling interest of $3,364,226 calculated based on a 45% interest corresponding to Zoom's 55% interest, less an estimate of the fair value of the amount due from the noncontrolling member that can only be paid out of the noncontrolling member's share of future Portables income.

(c)	The amounts of above (a)-iii) and (a)-iv) totaling $3,900,000 paid to T-Mobile USA resulted in the forgiveness of the balance of the note payable in the amount of $845,651.
(d)	Legal and accounting fees related to the acquisition accrued by Portables in the amount of $450,000.
(e)	Legal, accounting, and other fees accrued by Zoom in the amount of $1,000,000.
(f)	Due from members is considered repaid in the amount of $4,500,000 by the seller members as stipulated in the agreements by the monies that Zoom is contributing into the transaction.
(g)

There is no pro forma adjustment for income taxes due to the Portables acquisition since Zoom's share of Portables income is less than the combination of Zoom's net operating loss in the U.S. in prior years and the deductible portion of acquisition related legal, accounting and other fees.

(h)	To record noncontrolling interest of Portables in the statement of operations at 45%.